UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 31, 2014

CANNLABS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-155318	20-5337455
(State or other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation or	Number)	Identification No.)
Organization)

3888 E. Mexico Ave., Suite 202

Denver, CO 80210

(Address of principal executive offices) (Zip Code)

(303) 309-0105

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

On October 31, 2014, an article appeared on Seeking Alpha, an online platform for investment research, featuring an interview with Mark Mirken, Chief Executive Officer of CannLabs, Inc. An excerpt of the article featuring the interview with Mr. Mirken is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Forward Looking Statements

Certain statements contained herein are “forward-looking statements.” These statements include information relating to future events, future financial performance, strategies, expectations, competitive environment and regulation. All statements other than statements of historical facts included or incorporated by reference in this Current Report on Form 8-K, including without limitation, statements regarding our future financial position, business strategy, budgets, projected revenues, projected costs and plans and objective of management for future operations, are forward-looking statements. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expects,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” or “believes” or the negative thereof or any variation there on or similar terminology or expressions.

We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are not guarantees and are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Important factors that could cause actual results to differ materially from our expectations include, but are not limited to: our ability to raise additional capital, the absence of any operating history or revenue, our ability to attract and retain qualified personnel, market acceptance of our platform, our limited experience in a relatively new industry, regulatory and competitive developments, intense competition with larger companies, general economic conditions, as well as other factors set forth under the caption “Risk Factors” in our Current Report on Form 8-K dated June 12, 2014 filed with the Securities and Exchange Commission on June 13, 2014 and subsequently amended on August 15, 2014, September 12, 2014, and October 10, 2014.

All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the foregoing. Except as required by law, we assume no duty to update or revise our forward-looking statements.

Item 9.01.      Financial Statements, Pro Forma Financial Information and Exhibit.

(d)	Exhibits
99.1	Excerpt from Seeking Alpha Article, dated as of October 31, 2014

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNLABS, INC.

Dated: November 3, 2014	/s/ Scott McPherson
Scott McPherson Chief Financial Officer